Gabelli Innovations Trust

Gabelli Pet Parents’™ Fund

(the “Fund”)

Supplement dated February 23, 2023, to the Fund’s Summary Prospectus for Class I Shares and Class A Shares, dated January 27, 2023

Effective February 23, 2023, the Fund’s Average Annual Total Returns Table is replaced in its entirety with the following:

Average Annual Total Returns (for the years ended December 31, 2022, with maximum sales charge, if applicable)	Past One Year	Since Inception
Gabelli Pet Parents’ Fund
Class I Shares (first issued June 19, 2018)
Return Before Taxes	(35.36)%	2.42%
Return After Taxes on Distributions	(35.39)%	1.86%
Return After Taxes on Distributions and Sale of Fund Shares	(20.93)%	1.94%
Class A Shares (first issued May 17, 2022)*
Return Before Taxes	(39.26)%	1.03%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	(18.11)%	9.43%

*	The Class I Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares on May 17, 2022.

Please retain this Supplement for future reference.